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EXHIBIT 99.1

CERTIFICATIONS OF CO-CHIEF EXECUTIVE OFFICERS AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report on Form 10-Q of SSP Solutions, Inc. (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Co-Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	By:	/s/ MARVIN J. WINKLER Marvin J. Winkler Co-Chief Executive Officer

        In connection with the quarterly report on Form 10-Q of SSP Solutions, Inc. (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Co-Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	By:	/s/ KRIS SHAH Kris Shah Co-Chief Executive Officer

        In connection with the quarterly report on Form 10-Q of SSP Solutions, Inc. (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	By:	/s/ THOMAS E. SCHIFF Thomas E. Schiff Chief Financial Officer

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  EXHIBIT 99.1
CERTIFICATIONS OF CO-CHIEF EXECUTIVE OFFICERS AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002